CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP

CHANCE


                                                                  CONFORMED COPY


                             dated 27 SEPTEMBER 2001

                         ALLIED HEALTHCARE GROUP LIMITED
                                    AS PARENT

                       TRANSWORLD HEALTHCARE (UK) LIMITED
                              AS ORIGINAL BORROWER

                                       AND

                         ALLIED HEALTHCARE GROUP LIMITED
                       TRANSWORLD HEALTHCARE (uk) LIMITED
                                OMNICARE LIMITED
                         ALLIED healthCARE (uk) LIMITED
                                 medigas LIMITED
                             ALLIED OXYCARE LIMITED
                       nightingale nursing bureau limited
                               crystalglen limited
                             balfor medical limited
                                  AS GUARANTORS

                                   BNP PARIBAS
                                   AS ARRANGER

                                   BNP PARIBAS
                                 AS UNDERWRITER

                                   BNP PARIBAS
                                    AS AGENT

                                BARCLAYS Bank PLC
                           AS AGENT AND SECURITY AGENT

                                       AND

                                     OTHERS

               ---------------------------------------------------
                           SECOND AMENDMENT AGREEMENT
                                  RELATING TO A
                           MEZZANINE CREDIT agreement
                             DATED 17 DECEMBER 1999
                      AS AMENDED BY AN AMENDMENT AGREEMENT
                              DATED 14 JANUARY 2000
               ---------------------------------------------------

                                    CONTENTS


CLAUSE                                                                     PAGE
1.  Definitions And Interpretation...........................................1

2.  Restatement..............................................................2

3.  Representations..........................................................3

4.  Continuity And Further Assurance.........................................3

5.  Fees, Costs And Expenses.................................................3

6.  Miscellaneous............................................................4

Schedule 1       RESTATED AGREEMENT..........................................5

THIS AGREEMENT is made on 27 September 2001

BETWEEN

(1)    ALLIED HEALTHCARE GROUP LIMITED (FORMERLY KNOWN AS TRANSWORLD HOLDINGS
       (UK) LIMITED) a company incorporated in England and Wales with company registration number 3890177 (the "PARENT");

(2) TRANSWORLD HEALTHCARE (UK) LIMITED (a company incorporated in England and Wales with company registration number 203370146) in its capacity as borrower hereunder (the "ORIGINAL BORROWER");

(3) ALLIED HEALTHCARE GROUP LIMITED, TRANSWORLD HEALTHCARE (UK) LIMITED, OMNICARE LIMITED, ALLIED HEALTHCARE (UK) LIMITED, ALLIED OXYCARE LIMITED, MEDIGAS LIMITED, NIGHTINGALE NURSING BUREAU LIMITED, CRYSTALGLEN LIMITED, AND BALFOR MEDICAL LIMITED (the "GUARANTORS");

(4)    BNP PARIBAS as arranger of the Facilities (the "ARRANGER");

(5)    BNP PARIBAS as agent for the Banks (the "AGENT");

(6) BARCLAYS BANK PLC as security agent for and on behalf of the Finance Parties (as defined below) (the "SECURITY AGENT");

(7)    BNP PARIBAS as underwriter of the Facilities (the "UNDERWRITER"); and

(8)    THE BANKS (as defined in the Original Mezzanine Credit Agreement).

RECITALS

(A) The Banks made facilities available to the Original Borrower pursuant to the Original Credit Agreement on the basis of certain projections and covenants.

(B) The Agent and the Banks have agreed to amend the Original Credit Agreement as set out in the Restated Agreement.

IT IS AGREED as follows.

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS
       In this Agreement:

       "AMENDMENT AGREEMENT" means the amendment agreement dated 14 January 2000 made between the Parent, the Original Borrower, the Original Guarantors, the Arranger, the Agent, the Security Agent, the Underwriter and the Banks.

       "EFFECTIVE DATE" has the meaning given to such term in the Senior Amendment Agreement.


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

       "INSURANCE REPORT" means the insurance report by Aon Mergers & Acquisitions Group in the agreed form, dated on or about 26 September 2001, in relation to the Indigo Acquisition.

       "ORIGINAL MEZZANINE CREDIT AGREEMENT" means the Mezzanine Credit Agreement dated 17 December 1999 between the Parent, the Original Borrower, the Original Guarantors, the Arranger, the Agent, the Security Agent, the Underwriter and the Banks as amended by the Amendment Agreement.

       "RESTATED AGREEMENT" means the Original Mezzanine Credit Agreement, as amended and restated by this Agreement, the terms of which are set out in
       Schedule 1 (Restated Agreement).

       "REVISED ACCOUNTANTS REPORTS" means the long form reports of Ernst & Young in the agreed form, dated on or about 26 September 2001 in relation to (a) the Group and (b) the Indigo Companies.

       "REVISED DUE DILIGENCE REPORTS" means the preliminary legal due diligence reports of Eversheds in the agreed form dated on or about 26 September 2001 in relation to (a) the Group and (b) the Indigo companies.

       "REVISED MARKET REPORT" means the market report by Laing & Buisson in the agreed form dated on or about 26 September 2001 in relation to the Group.

       "REVISED REPORTS" means the Revised Accountants Reports, the Revised Due Diligence Reports, the Revised Market Report and the Insurance Report.

       "SENIOR AMENDMENT AGREEMENT" means the amendment agreement dated on or about the date hereof relating to a senior credit agreement dated 19 December 1999 as amended by an amendment agreement dated 14 January 2000 and made between the Original Borrower, the Security Agent, the Arranger, the Senior Lenders and Others.

1.2    INCORPORATION OF DEFINED TERMS
       Terms defined in the Original Mezzanine Credit Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Original Credit Agreement shall have effect as if set out in this Agreement.

1.3    CLAUSES
       In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.     RESTATEMENT

2.1    RESTATEMENT OF THE ORIGINAL MEZZANINE CREDIT AGREEMENT
       With effect from the Effective Date the Original Mezzanine Credit Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 1 (Restated Agreement.)

2.2    WAIVER

       2.2.1 The Finance Parties waive any Event of Default or Potential Event of Default which has been disclosed by the Borrower in writing to the Agent prior to the date hereof, provided that nothing herein shall affect the rights of the Finance Parties in respect of the occurrence of any other Event of Default or Potential Event of Default which has not been disclosed by the Borrower in writing prior to the date hereof or which arises on or after the date hereof.

       2.2.2 Notwithstanding Clause 23 (Commitment Commission and Fees) the Original Borrower is permitted to pay a fee of (pound)500,000 to Triumph Corporate Finance Group, Inc and others on or about the date of this Agreement in relation to amending the Facilities.

3.     REPRESENTATIONS

3.1 The Parent, Borrower and the Guarantors make the Repeated Representations as if each reference therein to "this Agreement" or "the Finance Documents" includes a reference to (a) this Agreement and (b) the Restated Agreement.

3.2 On the Effective Date, the Parent, the Borrower and the Guarantors make the representation set out in Clause 16.12 (Group Structure) of the Restated Agreement.

3.3 On the Effective Date, the Parent, the Borrower and the Guarantors make the representation set out in Clause 16.11 (Reports) as if reference to the "Reports" is a reference to the Revised Reports.

4.     CONTINUITY AND FURTHER ASSURANCE

4.1    CONTINUING OBLIGATIONS
       The provisions of the Finance Documents shall, save as amended hereby, continue in full force and effect.

4.2    FURTHER ASSURANCE
       Each of the Borrower and the Guarantor shall, at the request of the Agent and at its own expense, do all such acts and things reasonably necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.     FEES, COSTS AND EXPENSES

5.1    TRANSACTION EXPENSES
       The Borrower shall, from time to time on demand of the Agent and the Arranger, reimburse the Agent and the Arranger for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Agreement, any other document referred to in this Agreement and the completion of the transactions herein contemplated.

5.2    PRESERVATION AND ENFORCEMENT OF RIGHTS
       The Borrower shall, from time to time on demand of the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Finance Parties under this Agreement and any other document referred to in this Agreement.

5.3    STAMP TAXES
       The Borrower shall pay all stamp, registration and other taxes to which this Agreement, any other document referred to in this Agreement or any judgment given in connection herewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Finance Parties against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

5.4    FEES LETTERS
       The Borrower shall pay to the Banks the fees set out in the fees letters dated the same date as this Agreement from the Agent to the Parent, at the times and the amounts specified in such letters.

6.     MISCELLANEOUS

6.1    INCORPORATION OF TERMS
       The provisions of Clause 32.1 (Binding Agreement), Clause 36 (Remedies and Waiver, Partial Invalidity), Clause 40 (Governing Law) and Clause 41 (Jurisdiction) of the Original Credit Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" or "the Finance Documents" are references to this Agreement.

6.2    COUNTERPARTS
       This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

       AS WITNESS the hands of duly authorised representatives of the parties hereto the day and year first before written.

                                   SCHEDULE 1

                               RESTATED AGREEMENT

                                   SIGNATURES

THE BORROWER

THE PARENT

ALLIED HEALTHCARE GROUP LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE, ST15 0TL



Fax:                 01785 819031

Attention:           CHARLES MURPHY



THE ORIGINAL BORROWER

TRANSWORLD HEALTHCARE (UK) LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE, ST15 0TL



Fax:                 01785 819031

Attention:           CHARLES MURPHY

THE GUARANTORS

ALLIED HEALTHCARE GROUP LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY



TRANSWORLD HEALTHCARE (UK) LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY

OMNICARE LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY

ALLIED HEALTHCARE (UK) LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY

MEDIGAS LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY

ALLIED OXYCARE LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY

NIGHTINGALE NURSING BUREAU LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY

CRYSTALGLEN LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY

BALFOR MEDICAL LIMITED

By:                  DAVID JOHNSON

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL


Fax:                 01785 819031

Attention:           CHARLES MURPHY

THE ARRANGER

BNP PARIBAS

By:                  LEO LESLIE

Address:             10 HAREWOOD AVENUE
                     LONDON, NW1 6AA

Fax:                 020 7595 5596

Attention:           PATRICK FOX/ LEO LESLIE



THE AGENT

BNP PARIBAS

By:                  LEO LESLIE

Address:             10 HAREWOOD AVENUE
                     LONDON, NW1 6AA

Fax:                 020 7595 5596

Attention:           PATRICK FOX/ LEO LESLIE



THE SECURITY AGENT

BARCLAYS BANK PLC

By:                  FRANK ROGERS

Address:             5 THE NORTH COLONNADE
                     CANARY WHARF
                     LONDON, E14 4BB

Fax:                 020  7773 4893

Attention:           FRANK ROGERS

THE UNDERWRITER

BNP PARIBAS

By:                  LEO LESLIE

Address:             10 HAREWOOD AVENUE
                     LONDON, NW1 6AA

Fax:                 020 7595 5596

Attention:           PATRICK FOX/ LEO LESLIE



THE BANK

BNP PARIBAS

By:                  LEO LESLIE

Address:             10 HAREWOOD AVENUE
                     LONDON, NW1 6AA

Fax:                 020 7595 5596

Attention:           PATRICK FOX/ LEO LESLIE



BAYERISCHE HYPO-UND VEREINSBANK LONDON BRANCH

By:                  RAY DAWS       ADRIAN MASSINK

Address:             41 Moorgate
                     London
                     EC2R 6PP

Fax:                 020 7573 8352

Attention:           RAY DAWS

NMB HELLER LIMITED

By:                  PAUL EDMEADES

Address:             ENTERPRISE HOUSE
                     BANCROFT ROAD
                     REIGATE
                     RH2 7RT

Fax:                 01737 841354

Attention:           PAUL EDMEADES